UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 01, 2009

ALICO, INC.
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(Exact Name of Registrant as Specified in Charter)

FLORIDA
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(State or Other Jurisdiction of Incorporation)

0-261
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(Commission File Number)

59-0906081
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IRS Employer
Identification No.)

POST OFFICE BOX 338,
LA BELLE, FLORIDA
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(Address of Principal Executive Offices)

33975
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(Zip Code)

Registrant's telephone number, including area code: (863) 675-2966

N/A
___________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)
__ Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14D-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On April 01, 2009, the Company issued a press release announcing that a scheduled interest payment was not received.  The press release is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Exhibit 99.1- Press release announcing that a scheduled interest payment was not received.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALICO, INC.
(Registrant)

Date: April 01, 2009                                                                                             By: /s/ STEVEN M. SMITH
                                                                                                                               Steven M. Smith
                                                                                                                               President & Principal Executive Officer

EXHIBIT INDEX

Exhibit 99.1 Company Press Release issued April 01, 2009.